                                                                   EXHIBIT 10.35

                                                                 EXECUTION COPY
                                                                 --------------

                    FIRST AMENDMENT, FORBEARANCE AND WAIVER

     FIRST AMENDMENT, FORBEARANCE AND WAIVER, dated as of March 29, 2000 (this "Amendment"), to the Fifth Amended and Restated Credit Agreement, dated as of
 ---------
November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Aurora Foods Inc. (the "Company"), the
           ----------------                                  -------
financial institutions parties thereto (the "Lenders"), The Chase Manhattan
                                             -------
Bank, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent"), National Westminster Bank PLC, as syndication agent (in
 --------------------
such capacity, the "Syndication Agent") and UBS AG, Stamford Branch, as
                    -----------------
documentation agent (in such capacity, the "Documentation Agent").
                                            -------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

     WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1.  Defined Terms. Terms defined in the Credit Agreement and used
                 -------------
herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2.  Amendments to Credit Agreement.
                 ------------------------------

     (a)  Amendments to Subsection 1.1. Subsection 1.1 of the Credit Agreement
          ----------------------------
is hereby amended by deleting the defined terms "Adjustment Date", "Applicable Margin", "Consolidated EBITDA", "Consolidated Fixed Charges" and "Interest Payment Date" therefrom and adding the following definitions in proper alphabetical order:

          "Amendment Effective Date" means the effective date of the First Amendment, Forbearance and Waiver, dated as of March 29, 2000, to this Agreement among the Company, certain Lenders parties thereto and the Administrative Agent.

          "Applicable Margin" means (x) with respect to Revolving Loans and Tranche A Term Loans, 2.25% if such Loans are Base Rate Loans and 3.25% if such Loans are Eurodollar Rate Loans, (y) with respect to Tranche B Term Loans shall be 2.75% if such Loans are

     Base Rate Loans and 3.75% if such Loans are Eurodollar Rate Loans, and (z) with respect to the Commitment Fee shall be 0.50%.

          "Consolidated EBITDA" means, for any period, (i) the sum of the amounts for such period of (a) Consolidated Net Income, plus (b) to the
                                                             ----
     extent deducted in determining such Consolidated Net Income, (1) Consolidated Interest Expense, (2) depreciation, (3) depletion, (4) amortization, (5) all federal, state, local and foreign income taxes, (6) non-recurring charges incurred in Fiscal Year 2000 not to exceed $500,000 in the aggregate, (7) fees and expenses incurred in Fiscal Year 2000 in connection with the discovery, investigation and subsequent remediation of certain accounting irregularities and the restatement of financial statements in connection therewith, not to exceed $25,000,000 in the aggregate, (8) severance expenses incurred in Fiscal Year 2000 not to exceed $5,000,000 in the aggregate, (9) all other non-cash items reducing Consolidated Net Income and (10) any extraordinary and unusual losses, minus (ii) the sum of the amounts for such period of (a) all other non-cash
     -----
     items increasing Consolidated Net Income, plus (b) any extraordinary and unusual gains, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP and calculated in accordance with subsection 7.6F, if applicable.

          "Consolidated Fixed Charges" means, for any period, an amount equal to the sum of the amounts for such period of (i) scheduled amortization of Indebtedness of Company and its Subsidiaries (as reduced by prepayments previously made), and discount or premium relating to any such Indebtedness for such period, whether expensed or capitalized, (ii) Consolidated Cash Interest Expense, (iii) Consolidated Capital Expenditures and (iv) income taxes actually paid in cash by Company or any of its Subsidiaries.

          "Interest Payment Date" means (i) with respect to any Base Rate Loan, the last Business Day of each month of each year and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer
                   --------
     than one month, "Interest Payment Date" shall also include the date that is one month after the commencement of such Interest Period.

     (b)  Amendment to Subsection 2.2B. Subsection 2.2B of the Credit Agreement
          ----------------------------
is hereby amended by deleting the phrase "either a one -, two-, three - or six-month period;" from the first sentence thereof and substituting in lieu thereof the following phrase:

          "either a one-, two- or three-month period;".

     (c)  Amendment to Subsection 2.3A. Subsection 2.3A of the Credit Agreement
          ----------------------------
is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following sentence:

          "All such Commitment Fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable monthly in arrears on the last day of each month of each year and on the Revolving Loan Commitment Termination Date."

     (d)  Amendment to Subsection 5.3. Subsection 5.3 of the Credit Agreement is
          ---------------------------
hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          A.   Financial Statements. The audited financial statements of the
               --------------------
     Company for the year ended December 31, 1999, when delivered to the Administrative Agent, shall not reflect any material differences from the draft financial statements previously delivered to Lenders on the Amendment Effective Date. All such financial statements have been prepared in accordance with GAAP consistently applied throughout the period presented. At the date of the most recent balance sheet referred to above, Company did not have any material liability or material obligation which would be required to be included in the financial statements referred to in this subsection in accordance with GAAP which was not so included. Except as reflected in the financial statements referred to in this subsection 5.3 and except as set forth on Schedule 5.3 annexed hereto, during the period
                                ------------
     from December 31, 1999 to and including the date hereof there has been no sale, transfer or other disposition by any Loan Party of any material part of its business or property, no material liabilities were incurred by any Loan Party and there has been no purchase or other acquisition of any business or property by any Loan Party material in relation to the financial condition of Company at December 31, 1999.

     (e)  Amendment to Subsection 5.4. Subsection 5.4 of the Credit Agreement is
          ---------------------------
hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following sentence:

          "Since December 31, 1999, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, other than the discovery of certain audit adjustments for Fiscal Years 1998 and 1999 and related events as disclosed to the Lenders as of the Amendment Effective Date."

     (f)  Amendment to Subsection 5.6. Subsection 5.6 of the Credit Agreement is
          ---------------------------
hereby amended by deleting the first word thereof and substituting in lieu thereof the following phrase:

          "Except as set forth on Schedule 5.6 annexed hereto, there".

     (g)  Amendments to Subsection 6.1.  Subsection 6.1 is hereby amended as
          ----------------------------
follows:

          (i)  by amending subsection 6.1(i) in the following manner:

               (A) by adding the following phrase immediately after the word "Subsidiaries" set forth in the fourth line thereof: "and balance sheet, cash flow statements and a cash flow forecast of at least four weeks' duration of the Company and its Subsidiaries"; and

               (B)  by adding the following proviso at the end thereof:

                    "provided, that with respect to statements delivered
                     --------
                    pursuant to this section for Fiscal Year 2000, such statements shall set forth in each case in comparative form solely the corresponding figures from the consolidated plan and financial forecast for the Fiscal Year 2000 delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company as being fairly stated in all material respects, subject to changes resulting from audit and normal year-end adjustments."; and

          (ii) by adding the following phrase after the first reference to "Fiscal Quarter" in subsection 6.1(ii):

                "(other than any Fiscal Quarter ending December 31)"

     (h)  Amendment to Subsection 7.1(viii). Subsection 7.1(viii) of the Credit
          ---------------------------------
Agreement is hereby amended by deleting the period at the end thereof and substituting in lieu thereof the following:

          "; provided that the aggregate principal amount of such other
             --------
     Indebtedness incurred in Fiscal Year 2000 may not exceed at any time $5,000,000 plus $5,000,000 to be allocated to trade letters of credit incurred in the ordinary course of business that have been fully cash collateralized."

     (i)  Amendment to Subsection 7.2A(vi). Subsection 7.2A(vi) of the Credit
          --------------------------------
Agreement is hereby amended by deleting the period at the end thereof and substituting in lieu thereof the following:

          "; provided that Liens to secure trade letters of credit incurred in
             --------
     the ordinary course of business that have been fully cash collateralized shall be permitted in an aggregate amount not to exceed $5,000,000."

     (j)  Amendment to Subsection 7.4(vii). Subsection 7.4(vii) of the Credit
          --------------------------------
Agreement is hereby amended by adding the following parenthetical to the proviso thereof after the phrase "Contingent Obligations":

          "(excluding any liability in respect of Contingent Obligations relating to trade letters of credit incurred in the ordinary course of business that have been fully cash collateralized, which aggregate amount shall not exceed $5,000,000)".

     (k)  Amendment to Subsection 7.3(v). Subsection 7.3(v) of the Credit
          ------------------------------
Agreement is hereby amended by deleting the period at the end thereof and substituting in lieu thereof the following:

          "; provided that for Fiscal Year 2000, the Company and its
             --------
     Subsidiaries may not make any other Investments pursuant to this subsection 7.3(v)."

     (l)  Amendment to Subsection 7.5. Subsection 7.5 of the Credit Agreement is
          ---------------------------
hereby amended by adding the following sentence at the end thereof:

          "Notwithstanding any of the foregoing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment (other than (A) regularly scheduled interest payments and (B) fees incurred in obtaining consents from the holders of Subordinated Notes that are paid from the proceeds of equity investments in the Company made on or after the Amendment Effective Date from resources outside the Company) at any time during Fiscal Year 2000. Any mandatory prepayment or reduction that would otherwise be required by subsection 2.4(iii)(c) as a result of the equity investments from resources outside the Company used to pay fees described in clause (B) above shall not be so required."

     (m)  Amendments to Subsection 7.6.  Subsection 7.6 of the Credit Agreement
          ----------------------------
is hereby amended as follows:

     (i) by deleting the portion of the table appearing at the end of subsection 7.6A of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     -----------------------------------------------------------------------------------------------
                                                        MINIMUM CONSOLIDATED CASH INTEREST
                         TEST PERIOD                                   COVERAGE RATIO
     -----------------------------------------------------------------------------------------------
     10/01/99  - 12/31/99                                                  1.75:1.00
     -----------------------------------------------------------------------------------------------
     1/01/00   -  3/31/00                                                  1.40:1.00
     -----------------------------------------------------------------------------------------------
      4/01/00  -  6/30/00                                                  1.25:1.00
     -----------------------------------------------------------------------------------------------
      7/01/00  -  9/30/00                                                  1.25:1.00
     -----------------------------------------------------------------------------------------------
     10/01/00 -  12/31/00                                                  1.40:1.00
     -----------------------------------------------------------------------------------------------

     (ii) by deleting the portion of the table appearing at the end of subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

     -----------------------------------------------------------------------------------------------
                                                                           MAXIMUM
                         TEST PERIOD                                   LEVERAGE RATIO
     -----------------------------------------------------------------------------------------------
          10/01/99 - 12/31/99                                              6.75:1.00
     -----------------------------------------------------------------------------------------------
          1/01/00  -  3/31/00                                              8.25:1.00
     -----------------------------------------------------------------------------------------------
          4/01/00  -  6/30/00                                              8.75:1.00
     -----------------------------------------------------------------------------------------------
          7/01/00  -  9/30/00                                              8.75:1.00
     -----------------------------------------------------------------------------------------------
          10/01/00 - 12/31/00                                              6.50:1.00
     -----------------------------------------------------------------------------------------------

     (iii) by deleting the portion of the table appearing at the end of subsection 7.6C of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

      ----------------------------------------------------------------------------------------------
                                                                      MINIMUM FIXED CHARGE
                    TEST PERIOD                                            COVERAGE RATIO
     -----------------------------------------------------------------------------------------------
     10/01/99 - 12/31/99                                                   1.05:1.00
     -----------------------------------------------------------------------------------------------
      1/01/00 -  3/31/00                                                   0.95:1.00
     -----------------------------------------------------------------------------------------------
     4/01/00  -  6/30/00                                                   0.85:1.00
     -----------------------------------------------------------------------------------------------
     7/01/00  -  9/30/00                                                   0.85:1.00
     -----------------------------------------------------------------------------------------------
     10/01/00 - 12/31/00                                                   1.00:1.00
     -----------------------------------------------------------------------------------------------

     (iv) by deleting the table appearing in subsection 7.6D of the Credit Agreement and substituting in lieu thereof the following:

     -----------------------------------------------------------------------------------------------
                    FISCAL YEAR                            MAXIMUM CONSOLIDATED CAPITAL
               (OR PORTION THEREOF)                             EXPENDITURES AMOUNT
     -----------------------------------------------------------------------------------------------
     Fiscal Year ending in December 1998 and December             $40,000,000
                            1999

     -----------------------------------------------------------------------------------------------
        Fiscal Year ending in December 2000 and each              $25,000,000
                  Fiscal Year thereafter
     -----------------------------------------------------------------------------------------------

     (v) by adding the following phrase to the first sentence of subsection 7.6D after the phrase "provided that the Maximum Consolidated Capital
                                 --------
          Expenditures Amount for any Fiscal Year":

            ", other than Fiscal Year 2000,";

     (vi) by deleting the proviso appearing immediately after the table set forth in subsection 7.6D of the Credit Agreement in its entirety;

     (vii) by renaming subsection 7.6E as subsection 7.6F and adding the following as a new subsection 7.6E:

            E.  Minimum Consolidated EBITDA.  Company shall not permit, for
                ---------------------------
                any month beginning with March 2000, Consolidated EBITDA to be less than zero.

     (viii) by deleting subsection 7.6F(i) in its entirety and substituting in lieu thereof the following:

            "(i) With respect to calculations of Consolidated Fixed Charges, Consolidated EBITDA and Consolidated Cash Interest Expense for any four-Fiscal Quarter period which includes any date in Fiscal Year 1999 (each such period being a "Pro Forma Calculation Period"), such calculations shall be made on a pro forma basis assuming, in each case, (a) that Consolidated EBITDA and Consolidated Fixed Charges for the four applicable Fiscal Quarters ending in Fiscal Year 1999 are as set forth on Schedule 7.6F annexed hereto; and (b) that, with
                                -------------
            respect to calculations of Consolidated Cash Interest Expense, the amount of Consolidated Interest Expense for the four applicable Fiscal Quarters ending in Fiscal Year 1999 are as set forth on
            Schedule 7.6F annexed hereto."; and
            -------------

     (ix) by adding the following phrase to the first sentence of subsection 7.6F(ii) after the words "With respect to any period":

            "after January 1, 2000".

     (n)    Amendments to Subsection 7.7(vi). Subsection 7.7(vi) of the Credit
            --------------------------------
Agreement is hereby amended by deleting the period at the end thereof and substituting in lieu thereof the following:

     "; provided further, that notwithstanding the foregoing, the Company or any Subsidiary of the Company shall not be permitted to make any acquisitions of assets or businesses pursuant to this subsection 7.7(vi) at any time during Fiscal Year 2000."

     (o)    Amendment to Annex A.  Annex A to the Credit Agreement is hereby
            --------------------
amended by deleting said Annex in its entirety.

     (p)    Amendments to Schedules.  The Schedules to the Credit Agreement are
            -----------------------
hereby amended as follows:

     (i)  by adding a new Schedule 5.6 to the Credit Agreement in the
                          ------------
          form of Schedule 5.6 to this Amendment; and
                  ------------

     (ii) by deleting Schedule 7.6E to the Credit Agreement in its entirety and
                      -------------
          substituting in lieu thereof a new Schedule 7.6F in the form of
                                             -------------
          Schedule 7.6F to this Amendment.
          -------------

     (q)  Amendment to Security Agreement. The Security Agreement is hereby
          -------------------------------
amended by adding the following phrase to Section 2(a) after the words "and any Lender Interest Rate Agreement":

          "and any amounts by which the aggregate amount debited from any deposit, concentration, operating or disbursement account maintained by the Company with any Lender or any affiliate of any Lender, as a result of processing of payment orders issued by the Company, exceeds the aggregate funds on deposit in such account".

     (r)  Amendment to Pledge Agreement. The Pledge Agreement is hereby amended
          -----------------------------
by adding the following phrase to Section 2(a) after the words "and any Lender Interest Rate Agreements":

          "and any amounts by which the aggregate amount debited from any deposit, concentration, operating or disbursement account maintained by the Company with any Lender or any affiliate of any Lender, as a result of processing of payment orders issued by the Company, exceeds the aggregate funds on deposit in such account".

     SECTION 3. Waivers to the Credit Agreement.
                -------------------------------

     (a)  Waivers in Respect of Financial Condition Covenants. Any breach by
          ---------------------------------------------------
the Company of the financial condition covenants set forth in subsections 7.6A through 7.6C of the Credit Agreement with respect to any test period ending in 1998 or 1999, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (b)  Waivers in Respect of Representations and Warranties Regarding
          --------------------------------------------------------------
Financial Statements. Any breach by the Company of the representations and
--------------------
warranties made or deemed made by it in respect of subsection 5.3, 5.4, 5.6 or
5.18 of the Credit Agreement or in respect of financial statements delivered pursuant to subsection 6.1 of the Credit Agreement before March 28, 2000, as a result of any of the financial statements directly or indirectly referred to therein or so delivered being different from the restatements thereof furnished to the Lenders as contemplated by this Amendment, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (c)  Waivers in Respect of Representations and Warranties Regarding No
          -----------------------------------------------------------------
Conflict. Any breach by the Company of the representations and warranties made
--------
or deemed made by it in respect of subsection 5.2B(ii) of the Credit Agreement as a result of any Specified Indenture

Default (as defined below), and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (d)  Waivers in Respect of Covenants to Deliver Financial Statements. Any
          ---------------------------------------------------------------
breach by the Company of subsection 6.1(i) of the Credit Agreement with respect to the delivery of consolidated financial statements of the Company and its Subsidiaries for the fiscal months ended (i) January 31, 2000 and February 29, 2000, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending May 15, 2000 only and (ii) April 30, 2000, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending May 31, 2000 only. Any breach by the Company of subsection 6.1(ii) of the Credit Agreement with respect to the delivery of consolidated financial statements of the Company and its Subsidiaries for the Fiscal Quarter ended March 31, 2000, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending May 31, 2000 only. Any breach by the Company of subsection 6.1(iii) of the Credit Agreement with respect to the delivery of audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 1999, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending April 17, 2000 only. Any breach by the Company of subsection 6.1(xiii) of the Credit Agreement with respect to the delivery of consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2000, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending April 17, 2000 only.

     (e)  Waiver in Respect of Failure to Deliver Financial Information. Any
          -------------------------------------------------------------
breach by the Company of subsection 8.16 of the Credit Agreement with respect to the delivery of a satisfactory audited statement of the assets and liabilities acquired pursuant to the Lender's Bagels Acquisition as of December 31, 1998 or a satisfactory audited statement of operations with respect to Lender's Bagels for the fiscal year ended December 31, 1998, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (f)  Waivers in Respect of Receivables Transaction. Any breach by the
          ---------------------------------------------
Company of subsection 2.4B(iii)(a), 7.2 or 7.7 of the Credit Agreement with respect to the consummation of a receivables sale agreement, on terms and conditions satisfactory to the Administrative Agent and the Requisite Lenders (such receivables sale agreement, the "Receivables Transaction") and the use of
                                       -----------------------
the Net Proceeds thereof (with respect to any breach of subsection 2.4B(iii)(a), solely to the extent such Net Proceeds do not exceed $60,000,000 in any 30-day period) and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived for the period ending March 31, 2001 only.

     (g)  Waivers in Respect of Other Transaction. Any breach by the Company
          ---------------------------------------
of subsection 7.1, 7.2, 7.7 or 7.8 of the Credit Agreement with respect to (i) a barter transaction involving the exchange with Active Media Services of inventory for trade credits and the sale or financing of such trade credits to or with First International Bank for approximately $3,600,000 or (ii) a sale and leaseback transaction of certain pancake and waffle equipment to achieve local tax relief involving the Industrial Development Commission of the City of Jacksonville, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (h)  Waivers in Respect of Amendments of Documents Relating to Subordinated
          ----------------------------------------------------------------------
Indebtedness. Any breach by the Company of subsection 7.12B of the Credit
------------
Agreement as a result of any amendment or payment made to cure or waive any Specified Indenture Default (as defined below), and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived; provided that the terms of any such amendment or payment shall be satisfactory
--------
to the Administrative Agent and the Requisite Lenders.

          SECTION 4.  Forbearance. Each of the Lenders parties hereto agree
                      -----------
that, for the period from the Amendment Effective Date to the Section 4 Termination Date (as defined below), such Lender will not exercise any of the remedies available to it, and will not instruct the Administrative Agent to exercise or consent to the Administrative Agent exercising any of the remedies available to it, in either case under any of the Loan Documents (including, without limitation, to accelerate the Loans or terminate the commitments as contemplated in Section 8 of the Credit Agreement) solely as a result of the occurrence of any Event of Default or Potential Event of Default arising under subsection 8.2(ii) of the Credit Agreement by virtue of the existence of any breach or default by the Company of the Indenture dated as of February 10, 1997 with Wilmington Trust Company, as Trustee, or of the Indenture dated as of July 1, 1997 with Wilmington Trust Company, as Trustee, or of the Indenture dated as of July 1, 1998 with Wilmington Trust Company, as Trustee (such Indentures, the "Specified Indentures"; and such breaches or defaults, the "Specified Indenture
 --------------------                                       -------------------
Defaults"). The provisions of this Section 4 shall not apply to subsection 4.2
--------
of the Credit Agreement. The "Section 4 Termination Date" shall be the earliest of (i) June 30, 2000 or (ii) the date on which all the Specified Indenture Defaults have been cured or waived, through amendments to the Specified Indentures or otherwise or (iii) the date on which a notice of acceleration under any Specified Indenture has been delivered to the Company.

          SECTION 5.  Extensions of Letters of Credit. The Issuing Lender is
                      -------------------------------
hereby authorized to extend any currently outstanding "evergreen" Letters of Credit issued pursuant to subsection 3.1 of the Credit Agreement.

          SECTION 6.  Blocked Account Agreement. The Company hereby agrees to
                      -------------------------
enter into a springing blocked account agreement with the Administrative Agent, pursuant to which the Company shall pledge to the Administrative Agent to secure the obligations of the Company to the Lenders any cash received by the Company; provided that (i) any amounts received pursuant to the Receivables Transaction,
--------
and (ii) an amount of up to $1,500,000 to be used for administrative and payroll purposes, shall not be so pledged.

          SECTION 7.  Conditions to Effectiveness. This Amendment shall become
                      ---------------------------
effective on the date (the "Amendment Effective Date") on which all of the
                            ------------------------
following conditions precedent have been satisfied or waived:

          (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company, the Guarantor, and the Requisite Lenders.

          (b) The Administrative Agent shall have received evidence that each of the Dartford Advisory Agreement and the Dartford Expense Agreement has been terminated.

          (c) Each Lender shall have received payment of all interest, fees and other amounts due and payable thereunder through the Amendment Effective Date.

          (d) The Company shall have paid all accrued fees and expenses of the Administrative Agent and the reasonable expenses of the Lenders, including the accrued fees and expenses of counsel to the Administrative Agent.

          (e) The Company shall have delivered drafts of the restated financial statements for the fiscal year ended December 31, 1999 and such financial statements shall be consistent with the information with respect to the financial results and condition of the Company disclosed in the Presentation to the Bank Group dated March 22, 2000.

          (f) After giving effect to the Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing, other than any Event of Default or Potential Event of Default referred to in
     Section 4 hereof.

          (g) The Lenders shall have received such legal opinions (including opinions from counsel to the Company and the Guarantor), documents and other instruments (including organizational and shareholder documents for each of the Company and the Guarantor) as are customary for transactions of this type or as they may reasonably request.

     SECTION 8.  Representations and Warranties. To induce the Lenders parties
                 ------------------------------
hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and all of the Lenders that:

          (i) the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except for the representations and warranties set forth in subsection 5.8A of the Credit Agreement in respect of the Specified Indenture Defaults; and

          (ii) upon consummation of the Receivables Transaction, such Receivables Transaction will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a Potential Event of Default or an Event of Default under the Credit Agreement as amended hereby or a default under the Subordinated Note Indentures.

     SECTION 9.  Effect on the Loan Documents. (a) Except as specifically
                 ----------------------------
amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment, including the waivers by the Lenders provided in Section 3 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 10.  Amendment Fee. The Company shall pay to each Lender which
                  -------------
executes and delivers this Amendment prior to 5:00 p.m., New York City time, March 29, 2000, a fee equal to 0.50% of the sum of such Lender's (a) Revolving Credit Commitment, (b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Amendment Effective Date and payable on the earlier of April 14, 2000 or the date on which the initial receivables sale pursuant to the Receivables Transaction is consummated.

     SECTION 11.  Costs, Expenses and Taxes. The Company agrees to pay on demand
                  -------------------------
all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 9.

     SECTION 12. Affirmation of Subsidiary Guaranty, Pledge Agreement and Credit
                 ---------------------------------------------------------------
Agreement. The Guarantor hereby (a) consents to the modification of the Credit
---------
Agreement contemplated hereby and (b) acknowledges and agrees that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect after giving effect to this Amendment.

     SECTION 13.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                  -------------
OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14.  Execution in Counterparts. This Amendment may be executed by
                  -------------------------
one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   AURORA FOODS INC.


                                   By: _______________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                                   SEA COAST FOODS, INC.


                                   By: _______________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent and as a Lender


                                   By: _______________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                   [NAME OF LENDER]


                                   By:  _____________________________________
                                        Name:
                                        Title:

                                 Schedule 5.6
                                 ------------

                                  Litigation


SCHEDULE 5.6:  Litigation
-------------------------

 Securities Actions Pending (All filed in the Northern District of California)


---------------------------------------------------------------------------------------------------------
Case                                                       Counsel for Plaintiff                Filed
---------------------------------------------------------------------------------------------------------
Kenneth Steiner, et al. v. Aurora Foods Inc. et al.        Robert S. Green, Esq.                2/22/2000
No:  C-00-0602-MHP                                         Rob Jagarjian, Esq.
                                                           Girard & Green, LLP
                                                           160 Sansome St., Suite 300
                                                           San Francisco, CA  94101
                                                           (415) 981-4800

---------------------------------------------------------------------------------------------------------
Riemer v. Aurora Foods Inc. et. al.                        Jill Manning, Esq.                   2/22/2000
No.:  C-00-0609                                            Kirby McInerney & Squire, LLP
                                                           221 Main Street, Suite 1300
                                                           San Francisco, CA  94105

---------------------------------------------------------------------------------------------------------
Hayes, et al. v. Aurora Foods Inc. et al.                  Randi Bandman, Esq.                  2/22/2000
No:  C-00-20200-PVT                                        Deborah Vanore (legal ass't.)
                                                           Milberg Weiss Bershad Hynes &
                                                           Lerach
                                                           600 West Broadway, Ste. 1800
                                                           San Diego, CA  92101
                                                           (619) 231-1058

---------------------------------------------------------------------------------------------------------
Dr. Raphael Reiss, et al. v. Aurora Foods Inc. et al.      Joseph J. Tabacco, Jr., Esq.         2/23/2000
No:  C-00-0614-JL                                          Berman, DeValerio, Pease &
                                                           Tabacco, P.C.
                                                           425 California Street, Ste. 2025
                                                           San Francisco, CA  94104
                                                           (415) 433-3200

---------------------------------------------------------------------------------------------
Kevin P. Coyle, et al. v. Aurora Foods Inc. et al.         Robert S. Green, Esq. and            2/23/2000
No:  C-00-0623-SI                                          Rob Jagarjian, Esq.
                                                           Girard & Green, LLP
                                                           160 Sansome St., Suite 300
                                                           San Francisco, CA  94101
                                                           (415) 981-4800

                                                           Michael L. Brautigam
                                                           Law Offices of Gene Mesh &
                                                           Assocs.
                                                           2605 Burnet Avenue
                                                           Cincinnati, OH  45219
                                                           (513) 221-8800

---------------------------------------------------------------------------------------------------------
Pentler v. Aurora Foods  Inc. et. al.                      James Jay Seirmarco, Esq.            2/24/2000
No.:  C-00-0759                                            Abbey, Gardy & Squitieri, LLP
                                                           595 Market Street, Suite 2500
                                                           San Francisco, CA  94105

---------------------------------------------------------------------------------------------------------
Craner v. Aurora Foods  Inc. et. al.                       Betsy Manifold, Esq.                 2/25/2000
No.:  C-00-0661                                            Wolf Haldenstein Adler Freeman &
                                                           Herz LLP
                                                           750 B Street, Suite 2770
                                                           San Diego, CA  92101
                                                           (619) 239-4599

---------------------------------------------------------------------------------------------------------
Brown, et al. v. Aurora Foods Inc. et al.                  Behram V. Parekh, Esq.               2/28/2000
No:  C-00-0670-EDL                                         Weiss & Yourman
                                                           10940 Wilshire Blvd., 24th Fl.
                                                           Los Angeles, CA  90024
                                                           (310) 208-2800/2388

---------------------------------------------------------------------------------------------------------
Long, et al. v. Aurora Foods Inc. et al.                   Randi Bandman, Esq.                  2/29/2000
No:  C-00-0711-PJH                                         Deborah Vanore (legal ass't.)
                                                           Milberg Weiss Bershad Hynes &
                                                           Lerach
                                                           600 West Broadway, Ste. 1800
                                                           San Diego, CA  92101
                                                           (619) 231-1058

---------------------------------------------------------------------------------------------------------
Leist, et al. v. Aurora Foods Inc. et al.                  Randi Bandman, Esq.                  3/2/2000
No:  C-00-0736-CW                                          Deborah Vanore (legal ass't.)
                                                           Milberg Weiss Bershad Hynes &
                                                           Lerach
                                                           600 West Broadway, Ste. 1800
                                                           San Diego, CA  92101
                                                           (619) 231-1058

---------------------------------------------------------------------------------------------------------
Marie Crotty  v. Aurora Foods Inc. et. al.                 Randi Bandman, Esq.                  3/14/2000
No:  C-00-0915-WHA                                         Deborah Vanore (legal ass't.)
                                                           Milberg Weiss Bershad Hynes &
                                                           Lerach
                                                           600 West Broadway, Ste. 1800
                                                           San Diego, CA  92101
                                                           (619) 231-1058

---------------------------------------------------------------------------------------------------------
Ricky H. Camp v. Aurora Foods Inc. et. al.                 Randi Bandman, Esq.                  3/17/2000
No:  C-00-0962-WHA                                         Deborah Vanore (legal ass't.)
                                                           Milberg Weiss Bershad Hynes &
                                                           Lerach
                                                           600 West Broadway, Ste. 1800
                                                           San Diego, CA  92101
                                                           (619) 231-1058

---------------------------------------------------------------------------------------------------------
Kastenbaum v. Aurora Foods Inc. et. al.                    William F. Jonckheer, Esq.           3/5/2000
No.:  C-00-0784                                            Schubert & Reed
                                                           2 Embarcadero Center #1050
                                                           San Francisco, CA  94111
                                                           (415) 788-4220

---------------------------------------------------------------------------------------------------------


The company believes that additional actions have been or may be filed relating to similar matters as the above actions.

In addition, the Company is in communication with, and cooperating with, all relevant governmental authorities in connection with the Company's restatement of earnings.

                                 SCHEDULE 7.6F
                                 -------------
                                    (000's)

                                      Consolidated             Consolidated         Consolidated Interest      Consolidated Fixed
                                         EBITDA                 Total Debt                  Expense                  Charges
                                         ------                 ----------                  -------                  -------
March Quarter 1999                $        48,579        $        1,007,196         $        22,042          $        34,647
June Quarter 1999                 $        39,025        $        1,077,898         $        22,298          $        37,075
September Quarter 1999            $        47,761        $        1,113,778         $        23,436          $        36,178
December Quarter 1999             $        41,456        $        1,079,539         $        22,568          $        36,734